EXHIBIT 1


                     AGREEMENT PURSUANT TO RULE 13D-1(f)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                   WITH RESPECT TO JOINT SCHEDULE 13D FILINGS
                   ------------------------------------------
           The undersigned acknowledge and agree that, with respect to securities of HoloPak Technologies, Inc. held by Robert J. Simon, Bradford Venture Partners, L.P., Overseas Private Investor Partners, James L. Rooney, Brian Kelly, Michael S. Mathews and Harvey S. Share, the undersigned may be required to file a statement containing the information required by Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the same securities. Accordingly, pursuant to Rule 13d-1(f)(1) of the Exchange Act, the undersigned acknowledge and agree that such statements on Schedule 13D shall be deemed filed on behalf of each of them, and that for such purpose each of the undersigned appoints Robert J. Simon, with power of substitution, to execute and file, in the name and on behalf of the undersigned, any and all such Schedules 13D and amendments thereto.


Dated: November 25, 1998            BRADFORD VENTURE PARTNERS, L.P.
                                    By: Bradford Associates, its general partner


                                    By:/s/Robert J. Simon
                                       -----------------------------------------
                                         Name:
                                         Title:

                                    OVERSEAS PRIVATE INVESTOR PARTNERS
                                    By: Overseas Private Investors, Ltd., its
                                        general partner


                                     By:/s/Robert J. Simon
                                        ----------------------------------------
                                          Name:
                                          Title:


                                     /s/Robert J. Simon
                                     ------------------------------------------
                                     Robert J. Simon


                                     /s/Michael S. Mathews
                                     -----------------------------------------
                                     Michael S. Mathews


                                     /s/Harvey S. Share
                                     -----------------------------------------
                                     Harvey S. Share


                                     /s/James L. Rooney
                                     -----------------------------------------
                                     James L. Rooney


                                     /s/Brian Kelly
                                     -----------------------------------------
                                     Brian Kelly


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